EQUITY ACCOUNTED INVESTMENTS	6 Months Ended
Jun. 30, 2018
Interests In Other Entities [Abstract]
EQUITY ACCOUNTED INVESTMENTS
EQUITY ACCOUNTED INVESTMENTS

(US$ MILLIONS)	June 30, 2018	December 31, 2017
Balance at beginning of year	$609	$166
Adoption of new accounting standard	(7)	—
Acquisitions through business combinations (1)	(18)	231
Additions	8	208
Share of net income	10	69
Share of other comprehensive income/(loss)	(3)	(5)
Distributions received	(23)	(59)
Foreign currency translation	(18)	(1)
Reclassification to assets held for sale and disposition of interest (2)	(75)	—
Balance at end of period	$483	$609
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(1)	See Note 3 for additional information.

(2)	See Note 8 for additional information.
On January 23, 2018, together with institutional partners, we closed our transaction with Ontario Lottery and Gaming Corporation, in partnership with our gaming partner, to operate and manage three gaming facilities in the Greater Toronto Area for a minimum period of 22 years. The acquisition of our gaming operations resulted in an addition of $8 million to equity accounted investments from December 31, 2017.
The equity accounted investment balance decreased as a result of the finalization of the provisional amounts related to the initial accounting for the acquisition of BRK Ambiental.
For the six month period ended June 30, 2018, the partnership received total distributions from equity accounted investments of $23 million, including a distribution of $15 million from our equity accounted investment within our energy segment.